================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 1, 2005
                (Date of Report/Date of earliest event reported)

                            PHELPS DODGE CORPORATION
             (Exact name of registrant as specified in its charter)


NEW YORK                                001-00082                     13-1808503
(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


                            One North Central Avenue
                           Phoenix, Arizona 85004-4414
              (Address and zip code of principal executive offices)

                                 (602) 366-8100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 1, 2005, Phelps Dodge Corporation (the "Company") entered into a Shareholders Agreement (the "Shareholders Agreement") with Cyprus Climax Metals Company, a Delaware corporation and wholly-owned indirect subsidiary of the Company ("CCMC"), Sumitomo Corporation, a Japanese corporation ("SC"), Sumitomo Metal Mining Co., Ltd., a Japanese corporation ("SMM"), Summit Global Management B.V., a Dutch corporation ("SGM"), SMM Cerro Verde Netherlands B.V., a Dutch corporation (the "Sumitomo Participant"), Compania de Minas Buenaventura S.A.A., a Peruvian sociedad anonima abierta ("BVN"), and Sociedad Minera Cerro Verde S.A.A., a Peruvian sociedad anonima abierta ("Cerro Verde"). The Shareholders Agreement sets forth certain agreements between the parties relating to the operation and governance of Cerro Verde and the ownership of Cerro Verde shares, including regarding the nomination of directors and transfer restrictions on common stock. On the date the parties entered into the Shareholders Agreement, CCMC, the Sumitomo Participant and BVN held approximately 53.6%, 21.0% and 18.2%, respectively, of the shares of outstanding common voting stock of Cerro Verde.

         The Company and its affiliates have entered into various other commercial arrangements with SC and SMM and their respective affiliates in connection with other mining interests of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

       EXHIBIT NUMBER                              DESCRIPTION
       --------------      -----------------------------------------------------
        Exhibit 10.1         Shareholders Agreement, dated as of June 1, 2005,
                             among Phelps Dodge Corporation, Cyprus Climax
                             Metals Company, a Delaware corporation, Sumitomo
                             Corporation, a Japanese corporation, Sumitomo
                             Metal Mining Co., Ltd., a Japanese Corporation,
                             Summit Global Management B.V., a Dutch corporation,
                             SMM Cerro Verde Netherlands B.V., a Dutch
                             corporation, Compania de Minas Buenaventura
                             S.A.A., a Peruvian sociedad anonima abierta, and
                             Sociedad Minera Cerro Verde S.A.A., a Peruvian
                             sociedad anonima abierta.

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHELPS DODGE CORPORATION
                                    (Registrant)


                                    By: /s/ S. David Colton
                                        ----------------------------------------
                                        Name:  S. David Colton
                                        Title: Senior Vice President and General
                                               Counsel

                                    Date:  June 7, 2005

                                  EXHIBIT INDEX

       EXHIBIT NUMBER                              DESCRIPTION
       --------------       ----------------------------------------------------
        Exhibit 10.1          Shareholders Agreement, dated as of June 1, 2005,
                              among Phelps Dodge Corporation, Cyprus Climax
                              Metals Company, a Delaware corporation, Sumitomo
                              Corporation, a Japanese corporation, Sumitomo
                              Metal Mining Co., Ltd., a Japanese corporation,
                              Summit Global Management B.V., a Dutch
                              corporation, SMM Cerro Verde Netherlands B.V., a
                              Dutch corporation, Compania de Minas Buenaventura
                              S.A.A., a Peruvian sociedad anonima abierta, and
                              Sociedad Minera Cerro Verde S.A.A., a Peruvian
                              sociedad anonima abierta.